                                                                    EXHIBIT 99.2

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)


Consolidated Statements of Income
                                                                          Three Months Ended
                                                     -----------------------------------------------------------
                                                     December     December      September    June       March
                                                       2001         2000          2001       2001        2001
                                                     --------     --------      --------   ---------  ----------
Interest & Loan Fees Income                          $ 86,621     $ 95,218      $ 90,296   $  91,696  $   91,997
Tax Equivalent Adjustment                               2,954        2,843         2,919       2,897       2,868
                                                     --------     --------      --------   ---------  ----------
     Interest & Fees Income (FTE)                      89,575       98,061        93,215      94,593      94,865
Interest Expense                                       38,542       51,427        43,721      45,467      47,777
                                                     --------     --------      --------   ---------  ----------
     Net Interest Income (FTE)                         51,033       46,634        49,494      49,126      47,088

Loan Loss Provision                                     4,046        4,908         4,145       2,143       2,499

Non-Interest Income:
  Inv. Securities Transactions                            705      (15,011)         (647)       (718)        142
  Trust Revenue                                         1,922        1,859         2,082       2,194       2,015
  Service Charges on Deposits                           7,196        6,014         6,764       6,647       6,017
  Income from Mortgage Banking Operations               7,481        3,784         7,343       6,469       5,225
  Other Non-Interest Revenue                              304          551           214         304         546
                                                     --------     --------      --------   ---------  ----------
     Total Non-Interest Income                         17,608       (2,803)       15,756      14,896      13,945
                                                     --------     --------      --------   ---------  ----------

Non-Interest Expense:
  Staff Expense                                        15,530       13,698        15,650      15,446      14,483
  Occupancy & Equipment                                 2,608        2,895         2,565       2,683       2,658
  Other Expenses                                       11,059       11,883         9,525      10,013       8,622
  Amortization of Intangibles                             902          808           797         797         792
  OREO Expense                                            157          100           186         191         119
  FDIC Expense                                            158          326           159         323         322
                                                     --------     --------      --------   ---------  ----------
     Total Non-Interest Expense                        30,414       29,710        28,882      29,453      26,996
                                                     --------     --------      --------   ---------  ----------

Pre-Tax Earnings (FTE)                                 34,181        9,213        32,223      32,426      31,538

Tax Equivalent Adjustment                               2,954        2,843         2,919       2,897       2,868
                                                     --------     --------      --------   ---------  ----------

Reported Pre-Tax Earnings                              31,227        6,370        29,304      29,529      28,670

Taxes                                                  10,152        2,066         9,524       9,745       9,318
                                                     --------     --------      --------   ---------  ----------

Net Income                                           $ 21,075     $  4,304      $ 19,780   $  19,784  $   19,352
                                                     ========     ========      ========   =========  ==========

MEMO: Effective Tax Rate                                32.51%       32.43%        32.50%      33.00%      32.50%

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol: UBSI
                   (In Thousands Except for Per Share Data)

Consolidated Statements of Income
                                                                                    Year-to-Date
                                                   ------------------------------------------------------------------------------
                                                         December               December               December        December
                                                           2001                   2000                   1999            1998
                                                   ------------------     ------------------     ------------------  ------------
Interest & Loan Fees Income                                  $360,610               $377,847               $354,665     $ 325,647
Tax Equivalent Adjustment                                      11,638                 11,093                  8,273         3,823
                                                   ------------------     ------------------     ------------------  ------------
     Interest & Fees Income (FTE)                             372,248                388,940                362,938       329,470
Interest Expense                                              175,507                197,766                174,402       155,354
                                                   ------------------     ------------------     ------------------   -----------
     Net Interest Income (FTE)                                196,741                191,174                188,536       174,116

Loan Loss Provision                                            12,833                 15,745                  8,800        12,156

Non-Interest Income:
  Inv. Securities Transactions                                   (518)               (13,864)                   677         2,766
  Trust Revenue                                                 8,213                  7,053                  6,020         4,581
  Service Charges on Deposits                                  26,624                 22,402                 19,863        19,024
  Income from Mortgage Banking Operations                      26,518                 16,340                 22,392        14,211
  Other Non-Interest Revenue                                    1,368                  1,855                  2,126         1,170
                                                   ------------------     ------------------     ------------------   -----------
     Total Non-Interest Income                                 62,205                 33,786                 51,078        41,752
                                                   ------------------     ------------------     ------------------   -----------
Non-Interest Expense:
  Staff Expense                                                61,109                 53,174                 60,111        69,550
  Occupancy & Equipment                                        10,514                 11,787                 12,206        12,733
  Other Expenses                                               39,219                 41,106                 40,693        50,352
  Amortization of Intangibles                                   3,288                  3,266                  3,279         4,395
  OREO Expense                                                    653                    216                    508           358
  FDIC Expense                                                    962                    873                    722           576
                                                   ------------------     ------------------     ------------------   -----------
     Total Non-Interest Expense                               115,745                110,422                117,519       137,964
                                                   ------------------     ------------------     ------------------   -----------

Pre-Tax Earnings (FTE)                                        130,368                 98,793                112,308        65,748

Tax Equivalent Adjustment                                      11,638                 11,093                  7,286         3,823
                                                   ------------------     ------------------     ------------------   -----------

Reported Pre-Tax Earnings                                     118,730                 87,700                105,022        61,925

Taxes                                                          38,739                 28,724                 34,774        17,523
                                                   ------------------     ------------------     ------------------   -----------

Net Income                                                   $ 79,991               $ 58,976               $ 70,248      $ 44,402
                                                   ==================     ==================     ==================   ===========

MEMO: Effective Tax Rate                                        32.63%                 32.75%                 33.11%         28.30%

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)

Consolidated Balance Sheets

                                                   December 31        December 31
                                                      2001               2000
                                                      Q-T-D              Q-T-D       December 31     December 31     December 31
                                                     Average            Average         2001            2000            1999
                                                  ------------       ------------   ------------     -----------    ------------
Cash & Cash Equivalents                           $    126,502       $   137,838    $    157,394     $   144,810    $    159,808

Securities Available for Sale                        1,212,454           923,354       1,149,073         865,266       1,207,363
Held to Maturity Securities                            280,476           383,085         281,636         380,068         265,190
                                                  ------------       -----------    ------------     -----------    ------------
  Total Securities                                   1,492,930         1,306,439       1,430,709       1,245,334       1,472,553
                                                  ------------       -----------    ------------     -----------    ------------
     Total Cash and Securities                       1,619,432         1,444,277       1,588,103       1,390,144       1,632,361
                                                  ------------       -----------    ------------     -----------    ------------

  Loans held for sale                                  338,377           200,457         368,625         203,831         117,825

  Commercial Loans                                   1,697,468         1,501,735       1,849,208       1,527,008       1,446,633
  Mortgage Loans                                     1,206,077         1,336,550       1,313,891       1,359,044       1,370,904
  Consumer Loans                                       311,399           301,370         339,235         306,442         352,559
                                                  ------------       -----------    ------------     -----------    ------------

     Loans & Leases, net of unearned income          3,214,944         3,139,655       3,502,334       3,192,494       3,170,096

Reserve for loan & Lease Losses                        (43,818)          (39,456)        (47,408)        (40,532)        (39,599)

Goodwill                                                45,393            35,488          80,848          35,102          37,467
Mortgage Servicing Rights                                                                                                     13
Other Intangibles                                        4,675             4,223           7,750           4,122           4,850
                                                  ------------       -----------    ------------     -----------    ------------
   Total Intangibles                                    50,068            39,711          88,598          39,224          42,331

Real Estate Owned                                        5,555             1,859           2,763           2,109           3,764
Other Assets                                           103,807           109,403         128,760         117,277         142,383
                                                  ------------       -----------    ------------     -----------    ------------
     Total Assets                                 $  5,288,365       $ 4,895,906    $  5,631,775     $ 4,904,547    $  5,069,160
                                                  ============       ===========    ============     ===========    ============

MEMO: Earning Assets                              $  5,010,886       $ 4,630,959    $  5,303,004     $ 4,643,668    $  4,789,191
                                                  ============       ===========    ============     ===========    ============

Interest-bearing Deposits                         $  2,959,481       $ 2,820,864    $  3,134,008     $ 2,852,034    $  2,780,218
Noninterest-bearing Deposits                           537,600           480,125         653,785         539,415         480,767
                                                  ------------       -----------    ------------     -----------    ------------
   Total Deposits                                    3,497,081         3,300,989       3,787,793       3,391,449       3,260,985

Short-term Borrowings                                  531,878           373,880         527,128         333,716         398,247
Long-term Borrowings                                   698,492           739,343         745,255         706,512         953,347
                                                  ------------       -----------    ------------     -----------    ------------
   Total Borrowings                                  1,230,370         1,113,223       1,272,383       1,040,228       1,351,594

Other Liabilities                                       79,270            56,452          65,070          42,000          60,651
                                                  ------------       -----------    ------------     -----------    ------------

     Total Liabilities                               4,806,721         4,470,664       5,125,246       4,473,677       4,673,230
                                                  ------------       -----------    ------------     -----------    ------------

Common Equity                                          481,644           425,242         506,529         430,870         395,930
                                                  ------------       -----------    ------------     -----------    ------------
     Total Shareholders' Equity                        481,644           425,242         506,529         430,870         395,930
                                                  ------------       -----------    ------------     -----------    ------------

Total Liabilities & Shareholders' Equity          $  5,288,365       $ 4,895,906    $  5,631,775     $ 4,904,547    $  5,069,160
                                                  ============       ===========    ============     ===========    ============

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol: UBSI
                   (In Thousands Except for Per Share Data)

                                                                                 Three Months Ended
                                                   ----------------------------------------------------------------------------
                                                      December        December       September          June           March
Share Data:                                             2001            2000            2001            2001            2001
                                                   ----------------------------------------------------------------------------
Earnings Per Share:
  Net Income before Extraordinary Items:
     Basic                                           $      0.51    $      0.11     $      0.48     $      0.48     $      0.46
     Diluted                                         $      0.49    $      0.11     $      0.48     $      0.47     $      0.46
     Diluted - Cash Basis (A)                        $      0.50    $      0.12     $      0.49     $      0.49     $      0.47

  Net Income after Extraordinary Items:
     Basic                                           $      0.51    $      0.11     $      0.48     $      0.48     $      0.46
     Diluted                                         $      0.49    $      0.11     $      0.48     $      0.47     $      0.46
     Diluted - Cash Basis (A)                        $      0.50    $      0.12     $      0.49     $      0.49     $      0.47

Common Dividend Declared Per Share                   $      0.23    $      0.21     $      0.23     $      0.23     $      0.22

High Common Stock Price                              $     29.50    $     22.13     $     28.33     $     27.00     $     23.25
Low Common Stock Price                               $     26.25    $     17.25     $     23.20     $     21.55     $     19.44
Book Value Per Share                                 $     11.80    $     10.32     $     11.23     $      9.60     $      9.37
Tangible Book Value Per Share                        $      9.73    $      9.38     $     10.34     $      8.62     $      8.38

52-week High Common Stock Price                      $     29.50    $     24.44     $     28.33     $     27.00     $     23.25
    Date                                                12/31/01       01/03/00        08/23/01        06/29/01        03/01/01
52-week Low Common Stock Price                       $     19.44    $     16.38     $     17.25     $     17.25     $     16.38
    Date                                                03/22/01       06/27/00        10/18/00        10/18/00        06/27/00

EOP Shares Outstanding
    (Net of Treasury Stock):                          42,926,511     41,765,271      41,179,287      41,308,168      41,587,229

Average Shares Outstanding   (Net of Treasury Stock):
     Basic                                            41,559,161     41,775,776      41,264,394      41,466,564      41,703,350
     Diluted                                          42,217,513     42,072,051      41,623,037      41,823,411      42,020,236

Memorandum Items:

Tax Applicable to Security Transactions              $       247        ($5,254)          ($226)          ($251)    $        50

Common Dividends                                     $     9,892    $     8,782     $     9,500     $     9,530     $     9,174

                              UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                            Charleston, WV
                                           Stock Symbol: UBSI
                              (In Thousands Except for Per Share Data)

                                                                                        Year-to-Date
                                                               ----------------------------------------------------------------
                                                                    December        December        December        December
Share Data:                                                           2001            2000            1999            1998
                                                               ----------------------------------------------------------------
Earnings Per Share:
  Net Income before Extraordinary Items:
     Basic                                                        $      1.93     $      1.41     $      1.63      $      1.04
     Diluted                                                      $      1.90     $      1.40     $      1.61      $      1.02
     Diluted - Cash Basis (A)                                     $      1.95     $      1.45     $      1.66      $      1.08

  Net Income after Extraordinary Items:
     Basic                                                        $      1.93     $      1.41     $      1.63      $      1.04
     Diluted                                                      $      1.90     $      1.40     $      1.61      $      1.02
     Diluted - Cash Basis (A)                                     $      1.95     $      1.45     $      1.66      $      1.08

Common Dividend Declared Per Share                                $      0.91     $      0.84     $      0.82      $      0.75

EOP Shares Outstanding (Net of Treasury Stock):                    42,926,511      41,765,271      42,487,108       43,256,477

Average Shares Outstanding: (Net of Treasury Stock)
     Basic                                                         41,497,304      41,958,956      43,100,977       42,757,638
     Diluted                                                       42,064,919      42,260,270      43,722,081       43,461,222

Memorandum Items:

Tax Applicable to Security Transactions                                 ($181)        ($4,852)    $       237      $       968

Common Dividends                                                  $    38,096     $    35,285     $    35,367      $    28,317

EOP Employees (full-time equivalent)                                    1,361           1,288           1,387            1,154

                                                                                Three Months Ended
                                                   ---------------------------------------------------------------------------

                                                        December       December        September         June            March
                                                          2001            2000            2001           2001             2001
                                                   ---------------------------------------------------------------------------
Selected Yields and Net Interest Margin:

Loans                                                     7.55%           9.05%           8.16%           8.51%           8.87%
Investment Securities                                     6.10%           6.92%           6.71%           6.98%           7.03%
Money Market Investments/FFS                              1.88%           6.79%           3.21%           4.79%           6.19%
   Average Earning Assets Yield                           7.12%           8.45%           7.76%           8.05%           8.33%
Interest-bearing Deposits                                 3.29%           4.84%           3.94%           4.28%           4.69%
Short-term Borrowings                                     2.39%           5.55%           3.37%           3.92%           4.84%
Long-term Borrowings                                      6.12%           6.40%           6.28%           6.32%           6.38%
   Average Liability Costs                                3.65%           5.20%           4.29%           4.61%           5.00%
     Net Interest Spread                                  3.47%           3.25%           3.47%           3.45%           3.33%
     Net Interest Margin                                  4.07%           4.03%           4.14%           4.18%           4.10%

Selected Financial Ratios:

Return on Average Common Equity                          17.36%           4.03%          17.31%          17.54%          17.87%
Return on Average Assets                                  1.58%           0.35%           1.55%           1.60%           1.62%
Efficiency Ratio                                         43.21%          48.95%          42.34%          43.97%          42.84%

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol:  UBSI
                   (In Thousands Except for Per Share Data)

                                                                                     Year-to-Date
                                                             ------------------------------------------------------
                                                                  December      December      December     December
                                                                    2001          2000          1999         1998
                                                             ------------------------------------------------------
Selected Yields and Net Interest Margin:

Loans                                                                 8.27%         8.98%         8.55%        8.85%
Investment Securities                                                 6.68%         6.86%         6.66%        6.45%
Money Market Investments/FFS                                          4.31%         6.74%         6.22%        5.21%
   Average Earning Assets Yield                                       7.80%         8.34%         7.93%        8.26%
Interest-bearing Deposits                                             4.04%         4.53%         4.24%        4.62%
Short-term Borrowings                                                 3.46%         5.37%         4.66%        4.69%
Long-term Borrowings                                                  6.28%         6.11%         5.30%        5.53%
   Average Liability Costs                                            4.37%         4.95%         4.46%        4.70%
     Net Interest Spread                                              3.43%         3.40%         3.47%        3.56%
     Net Interest Margin                                              4.12%         4.11%         4.12%        4.37%

Selected Financial Ratios:

Return on Average Common Equity                                      17.51%        14.41%        16.73%       10.77%
Return on Average Assets                                              1.59%         1.19%         1.44%        1.05%
Loan / Deposit Ratio                                                 92.46%       100.14%        97.21%       75.93%
Loan Loss Reserve / Loans, net of unearned income                     1.35%         1.27%         1.25%        1.48%
Nonaccrual Loans / Loans, net of unearned income                      0.23%         0.26%         0.39%        0.34%
90-Day Past Due Loans/ Loans, net of unearned income                  0.27%         0.15%         0.27%        0.36%
Non-performing Loans/ Loans, net of unearned income                   0.50%         0.40%         0.66%        0.70%
Non-performing Assets/ Total Assets                                   0.54%         0.30%         0.48%        0.49%
Primary Capital Ratio                                                 9.75%         9.53%         8.53%       10.00%
Shareholders' Equity Ratio                                            8.99%         8.79%         7.81%        9.23%
Price / Book Ratio                                                    2.45%         2.33%         2.82%        2.72%
Price / Earnings Ratio                                               15.18%        15.23%        14.86%       25.94%
Efficiency Ratio                                                     43.09%        44.78%        49.16%       62.82%

                                                     December     December     September       June         March
Asset Quality Data:                                    2001         2000          2001         2001          2001
                                                     --------     --------     ---------     ---------     --------
EOP Non-Accrual Loans                                $  8,068     $  8,131     $   8,386     $   6,062     $  7,588
EOP 90-Day Past Due Loans                               9,522        4,717         6,759         5,143        4,698
                                                     --------     --------     ---------     ---------     --------
   Total EOP Non-performing Loans                    $ 17,590     $ 12,848     $  15,145     $  11,205     $ 12,286

EOP Non-performing Securities                          10,000            0             0             0            0
EOP Other Real Estate & Assets Owned                    2,763        2,109         2,622         2,260        2,395
                                                     --------     --------     ---------     ---------     --------
   Total EOP Non-performing Assets                   $ 30,353     $ 14,957     $  17,767     $  13,465     $ 14,681
                                                     ========     ========     =========     =========     ========

                                                      Three Months Ended                   Year to Date
                                                     ---------------------     ------------------------------------
                                                     December     December      December      December     December
                                                       2001         2000          2001          2000         1999
                                                     --------     --------     ---------     ---------     --------
Charge-off Analysis:
Gross Charge-offs                                     ($4,092)     ($4,054)     ($12,359)     ($15,845)     ($9,236)
Recoveries                                                229          246         1,730         1,033          846
                                                     --------     --------     ---------     ---------     --------
Net Charge-offs                                       ($3,863)     ($3,808)     ($10,629)     ($14,812)     ($8,390)
                                                     ========     ========     =========     =========     ========